COMPOSITE TECHNOLOGY CORPORATION

Capstone Investments
2007 Small Cap Investor Conference
July 16-17, 2007
Milwaukee




DEWIND

Energy Efficient Conductors for Transmission
Novel Wind Turbines for Renewable Energy

Benton H Wilcoxon, CEO
DJ Carney, CFO

Composite Technology Corporation

Capstone Investments
2007 Small Cap Investor Conference
July 16-17, 2007
Milwaukee

This presentation contains forward-looking statements, as defined in the Securities Reform Act of 1995 (the "Reform Act"). The safe harbor for forward-looking statements provided to companies by the Reform Act does not apply to our Company. This presentation contains projections, predictions, estimates and other forward-looking information covering such topics as revenue and cash flow expectations, successful and timely development and market acceptance of products. These forward-looking statements are projections and predictions only and rely on assumptions about future events based on current expectations, planned business development efforts, near and long-term objectives, potential new business, strategies, organizational changes, changing markets, marketing efforts, future business performance and outlook. Although management believes that such assumptions are reasonable as of the date hereof, no assurances can be given, however, regarding the attainability of such statements or the reliability of the assumptions on which they are based. Actual events or results may differ materially from those made in any forward-looking statements due to a number of risks and uncertainties, including, without limitation, competition with larger companies, development of and demand for a new technology, our ability to convert quotations and framework agreements into firm orders, cash flow, securing sufficient quantities of essential raw materials, timely delivery by suppliers, ability to produce the turbines and acquire its components, ability to maintain quality control, collection-related and currency risks from international transactions, the successful outcome of joint venture and other negotiations, and our ability to manage growth. Please refer to the Company's most recent annual report and other recent filings with the Securities and Exchange Commission, which contain and identify additional information covering factors that could cause the results to differ materially from those contained in our projections or forward-looking statements including those that are found in the Company's Annual Report filed with the SEC on Form 10-K for fiscal year ended September 30, 2006 and subsequent Quarterly Reports on Form 10-Q and subsequent Current Reports filed on Form 8-K that will be included with or prior to the filing of the Company's next Quarterly or Annual Report.

Corporate Structure

Composite Technology Corporation

Irvine, California

- OTC BB: CPTC
- Shares Outstanding: ~205 Million
- Float: ~118 Million
- Market Capitalization: ~$303 Million (1)

CTC Cable Corporation

- ACCC Core Production
- ACCC Hardware Production
- Core Sales
- Conductor Sales
- Licensing of Conductor Stranding

DeWind Inc

- Production & Sales of Advanced Model D8.2 Turbines
- Licensing of D6 & D8 Turbine Models
- Turbine R&D Operations
- Engineering Support

(1) As of 07/13/2007

COMPOSITE TECHNOLOGY CORPORATION

Business Segments



CTC Cable – develops, manufactures, and sells its patented ACCC conductor (Aluminum Conductor Composite Core), the most energy efficient conductor available, that allows increased electrical transmission performance over traditional conductors.



DeWind – develops, manufactures and sells state-of-the-art wind turbines. With a 10 year history and 570 installations, these turbines have superior operating performance and reliability. Our new 2 megawatt D8.2 turbine is the first turbine with direct output to the grid without the use of power conversion electronics.

COMPOSITE TECHNOLOGY CORPORATION

Investment Highlights

- **Large Market Opportunity**
  - Utilities in a worldwide transmission build-out/upgrade cycle in a $20B market
  - Limited turbine availability in a rapidly growing market
- **Technology Advantage**
  - Key patents for ACCC cable granted in 2006 and 2007
  - Exclusive use of Voith WinDrive® technology for grid-direct DeWind turbines
- **Strategic Alliances**
  - Aluminum stranding of ACCC in the US, Europe, Middle East and China
  - Turbine manufacturing alliance with TECO-Westinghouse Motor Company
- **Strong Backlog**
  - CTC Cable – $30 million minimum 2007 purchase commitment from China
  - DeWind – $48 million in current turbine and turbine parts backlog
- **Capacity**
  - Required ACCC core production capacity in operation and rapidly expandable
  - Turbine production leveraged through key strategic relationships

CTC CABLE CORPORATION







CTC CABLE CORPORATION

Efficient Transmission

- **ACCC conductor solves two critical transmission grid problems**
  - **Constrained or "bottlenecked" transmission lines**
  - **"Line losses" due to low efficiency of existing lines**
- **Patented "light weight" composite core technology**
  - **Replaces traditional ACSR's steel core weight with more aluminum**
  - **More aluminum = more electrical conductivity**
  - **Higher conductivity = greater capacity (increased revenue)**
  - **Lower line losses – saves energy**
- **It is more cost effective to replace ACSR with ACCC than to build new lines or retrofit towers** (tower cost is typically 80% of a total transmission project)
- **Replacement also eliminates the time delays, expenses and challenges of land acquisition, permitting and building of new power lines**



ACCC Conductor
Traditional Conductor

CTC CABLE CORPORATION

ACCC Conductor Advantage

Normal Operating Parameters

Type	Conductor Area (kcmil)	Operating Temp (°C)	Gross Power (MW)	Power Loss (MW)
ACCC	713	67	299	20
ACSR	477	90	299	32
ACSS	477	86	299	31
AAAC	715	71	299	24

Saves energy at normal operating parameters – 750 amp example

Lower line losses than competing products save energy costs

Peak Demand Conditions

Type	Conductor Area (kcmil)	Operating Temp (°C)	Gross Power (MW)	Power Loss (MW)
ACCC	713	168	538	88
ACSR	477	273	Over limit	Over limit
ACSS	477	260	Over limit	Over limit
AAAC	715	186	Over limit	Over limit

Peak demand is possible at 1350 amps

Competing products are unable to handle peak demand due to thermal operating limitations

ACCC conductor is the one which is able to effectively transmit additional power

CTC CABLE CORPORATION

Large and Growing Market

- Worldwide electricity consumption is expected to double over the next two decades per 2004 International Energy Outlook
- US demand will increase by 22% over next decade according to Edison Electric Institute (over $6 billion in 2007)
- Rest of world is 10 times the U.S. market


Investment in US Transmission
$2.6B
$3.6B
$3.7B
$3.8B
$4.1B
$4.5B
$5.6B
$6.0B
$6.1B
$6.1B
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Source: 2005 Edison Electric Institute study
Historical
Projected

CTC CABLE CORPORATION

70 ACCC Line Installations Representing over 1200 miles



- EPRI (1) – Haslett, TX
- National Grid (1) – Niagara Falls, NY
- Austin Energy (1) – Austin, TX
- Arizona Public Service (1) – Phoenix, AZ
- City of Holland (1) – Holland, MI
- Xcel Energy (1) – Denver, CO
- City of Kingman (1) – Kingman, KS
- Electricite de France (1) – Renardieres, France
- Kingman (FEMA) (2) – Kingman, KS
- PacifiCorp (1) – Salt Lake City, UT
- WAPA (1) – Phoenix, AZ
- American Electric Power (1) – San Antonio, TX
- State Grid (1) – Shanghai, China
- State Grid (2) – Beijing, China
- Lioaning Electric (1) – Lioanang, China
- State Grid (3) – Shenhzen, China
- Fujian Power (1) – Longyan, China
- Kingman (3) – Kingman, KS
- State Grid (4) – Wuxi, China
- Fujian Power (2) – Xaiman, China
- RTE / EDF (2) – Minerve, France
- State Grid (5) – North West, China
- Fujian Power (3) – Nam Ping, China
- Puzin Power (1) – Puzin, China
- AEP (2) – Rogers, AR
- AEP (3) – Rogers, AR
- KAMO (1) – Springfield, MO
- American Electric Power (4) – Abilene, TX
- Mohave Electric (1) – Bullhead City, AZ*
- Fujian Power (4) – Fuzhou, China
- Fujian Power (5) – Fujian, China
- PacifiCorp (2) – Salt Lake City*
- Fujian Power (6) – Fujian, China
- Ningbo Power Bureau (1) – Ningbo, China

* Scheduled for delivery

CTC CABLE CORPORATION

Conductor Sales & Marketing

Strategy is to expand customer base beyond China successes

International opportunities represent 90% of market:

- China success: 3 year contract with escalating quarterly minimums. Over 1,200 KM of product ordered to date.
- Increased interest from utilities in large geographic/hot weather climates where ACCC is superior to ACSR and transmission bottlenecks limit economic expansion such as Middle East, India, Indonesia, Distribution & ACCC Core wrapping partnerships are key to this strategy:
  - Provides a local sales force
  - Results in a "local" conductor product due to value of aluminum content

US sales & marketing efforts

- Market adoption gaining momentum – generating repeat orders and signing new customers. Working on "stocking" orders with existing customers.
- Began sales agent program in March, 2007 to extend market reach.
- Focusing tactical efforts on efficiency benefits and total cost of ownership to prove ACCC's superior economic return.

CTC CABLE CORPORATION

Market Penetration



$25M Booked Sales to Date

China
United States
United Kingdom
France



Many projects quoted or in engineering

Saudi Arabia	Oman
India	Indonesia
Argentina	Korea
Australia	Brazil
Baltic Countries	Chile
Germany	Libya
Spain	Russia

CTC CABLE CORPORATION

ACCC Conductor Production

ACCC Composite Core Production

- Raw Materials
- Carbon fiber
- Glass Fiber
- Proprietary Resin

→ Proprietary Pultrusion Process →

Patented Intellectual Property

Aluminum Stranding

Strategic Relationships

- 2004 — US / Canada — General Cable
- 2006 — Europe — Lamifil
- 2Q 2007 — Middle East — Midal Cable
- 3Q 2007 — China — Far East
- 2008 — Other Alliances

→

ACCC Conductor Shipped to Customer



CTC CABLE CORPORATION

Manufacturing





- ISO 9001:2000 certified
- 100,000 square foot ACCC core manufacturing in Irvine, California
- Irvine plant capacity is 5,800 miles per year with 8 pultrusion machines
- Readily expandable to 20,000 miles



Miles of ACCC Core
75
199
1443
CY05
CY06
CY07 Committed

DEWIND





DEWIND

Renewable Energy

- DeWind acquired in July, 2006
- Founded 1996 in Germany, 570 turbines installed, principally in Europe
  - 1.25 megawatt D6 model, 246 turbines representing 11 million hours
  - 2.0 megawatt D8 model, 50 turbines representing 2 million hours
- Prototype of advanced 2.0 megawatt D8.2 turbine at Cuxhaven – Dec 06
- Prototype of 60Hz version of D8.2 scheduled for US installation – Fall 07
- Serial production of D8.2 begins Q4 07 at TECO Westinghouse in Texas


1.25 MW - D6


2.0 MW - D8


2.0 MW - D8.2

DEWIND

The D8.2 Advantage

- D8.2 – Only turbine to use optimized Voith WinDrive®
- Based on proven D8 turbine model platform
- Converts variable wind speeds to a constant speed output to drive a synchronous generator at high voltage – directly to the grid
- Eliminates power conversion electronics (problematic reliability)
- Eliminates step-up transformer and additional power conditioning units to meet grid codes
- 55 years of Voith experience with reliable variable speed drive technology


Synchronous Generator
with High Voltage Output
Voith WinDrive®

DEWIND

Large Market Opportunity

- Global shift to renewable energy
- Wind is the fastest growing energy sector – unlimited renewable source
- "No significant barriers for 12% of the world's electricity (1,250GW) to be delivered by wind by 2020" Global Wind Energy Council
- To achieve 12% goal, turbine deliveries must increase by 21.7% per year
- Then the value of turbine deliveries would be $41.1 billion by 2010
- USA generates 0.6% by wind energy – therefore large growth potential

	All Types of Generation (MW)*	Wind Generation (MW)	Percentage of Electricity by Wind
Germany	85,000	22,000	7
Spain	50,000	11,600	8
Ireland	5,500	600	6
Denmark	4,200	3,100	30
USA	900,000	11,300	0.6

* Approximate values


US Wind Power (GW)
6.8
9.1
11.6
14.6
18.2
22.5
27.6
2004
2005
2006
2007
2008
2009
2010

DEWIND

Turbine Sales & Marketing



Targeting Rapidly Growing U.S. Market

- DeWind will focus on North American market with D8.2 60Hz turbine
- US Market will grow from 11.6GW in 2006 to 100GW by 2020 according to AWEA
- Sales of D8 and D6 made in other international locations when strategic or highly profitable

D8.2 Orders

- Actively in negotiations with several developers and utility/energy companies
- Actively working with financing sources to provide additional financing options to other customers without deep pockets
- July 9, 2007 WSJ article outlines U.S. shortage of wind turbines – DeWind D8.2 turbines remain one of the few remaining options for 2008-2009 deliveries.

DEWIND

Turbine Production

- Manufacturing being transitioned from Europe to the US
- Strategic relationship with TECO Westinghouse Motor Company
  - Increased capacity to 400 turbines per year
  - Fully certified facility has all of the required infrastructure, operating systems, quality controls, and experienced personnel for high volume manufacturing
  - Relationships with suppliers to assure availability of components
  - Improved purchasing power will improve gross margins
- DeWind's strong in-house engineering team will meet the demands of customers for next turbine models



Financial Overview

YTD 2007 Summary

- Fiscal Q2 (March) Revenues = $8.4 million
  - $2.7 million Cable -164% YOY revenue increase
    - Margin improvement to 32% from prior qtr 18%
  - $5.7 million in Turbine revenue
    - Consists of no-margin turbines brought over from acquisition (non-recurring)
- Cable order book = $16.8 million (includes June qtr revenues)
- Wind order book = $48.0 million (includes June qtr revenues)
- Cash balance = $5.8 million on March 31, 2007
  - $25M Equity PIPE raised in June, 2007
  - $4.7M Cash deposit from 2008 turbine order rcvd June, 2007

COMPOSITE TECHNOLOGY CORPORATION

CTC Cable - Rapid Growth

- **Revenue growth driven by 3 yr China contract**
  - **$30M annual value Year 1**
  - **$1.1M China revenue for Q ending March 31**
  - **$8.8 million in backlogged firm orders at March 31, 2007**
  - **$8.0 million in additional announced orders since March 31**
- **Projected Gross Margins of 28-30% on China orders - 32% in Q2**
- **Expecting cash flow neutral for rest of 2007**



10
8
6
4
2
0
2005
2006
6 mos end March 2007
Revenue
Backlog at March 31
June quarter orders



Revenue in $m
8
6
4
2
0
-2
-4
March '06
March '07
June '07 (project
Revenues
Cash Expenses
Cash Operating Profit

Non-GAAP figures. Cash expenses are Cable related expenses less Depreciation and Equity Compensation expenses.

COMPOSITE TECHNOLOGY CORPORATION

Wind Turbines Long Term Opportunity

- $17.1 million fiscal 2007 to date revenues - non-recurring
  - Includes $12 million "no margin" liquidation sales (however releases cash)
  - Includes $5.1 million service revenues (service business not included in revenues since Dec, 2007)
- June 30, 2007 backlog of $48 million turbines and parts for shipment primarily in fiscal 2008
  - All except ~$3.0 million are post-acquisition orders
- Current cash operating expenses of $3 million/quarter

COMPOSITE TECHNOLOGY CORPORATION

Summary

- Two "energy efficient" products in the energy sector
- Distinct technology advantages
- Providing superior value proposition through efficient energy technologies
- Both have large addressable markets experiencing rapid growth
- Significant strategic alliances for deployment into the market
- Strong backlog
- Strong management team ready for execution







COMPOSITE TECHNOLOGY CORPORATION

Clean and Efficient Energy Technologies







Composite Technology Corporation
2026 McGaw Avenue
Irvine, CA 92614
T (949) 428-8500
F (949) 428-8515

www.compositetechcorp.com

Benton H Wilcoxon, CEO
DJ Carney, CFO